UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): January 7, 2000
                                                  (December 21, 1999)


                           COVER-ALL TECHNOLOGIES INC.
             (Exact name of Registrant as Specified in its Charter)


        Delaware                   0-13124                   13-2698053
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code           (201) 794-4800


                                    N/A
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      In a press release dated December 21, 1999, Cover-All Technologies Inc. (the "Company") announced that John Roblin has been named as the Company's President and Chief Executive Officer and member of the board of directors as of that day. A copy of the release is attached.


Item 7.  Exhibits.

      (c)   Exhibits.

            99.1  Press Release, dated December 21, 1999.

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

                                  Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COVER-ALL TECHNOLOGIES INC.


Date:    January 6, 2000            By: /s/ John Nobel
                                            John Nobel, Chief Financial Officer



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